UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2006

MAXIMUS, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-12997	54-1000588
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11419 Sunset Hills Road Reston, Virginia		20190-5207
(Address of principal executive offices)		(Zip Code)

(703) 251-8500

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

The information required in Item 1.01 regarding the Executive Employment, Non-Compete and Confidentiality Agreement between MAXIMUS, Inc. (the “Company”) and Richard A. Montoni, relating to his appointment as Chief Executive Officer and President of the Company, is incorporated herein by reference from Item 5.02 below.

Item 2.02.                                          Results of Operations and Financial Condition.

On April 24, 2006, in making the announcements set forth below, the Company provided earnings guidance for the second fiscal quarter ended March 31, 2006. A copy of the press release announcing earnings guidance, among other things, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)                                 On April 21, 2006, the Board of Directors of the Company terminated the employment of Lynn P. Davenport as the President and Chief Executive Officer of the Company. The Board terminated Mr. Davenport after it determined that he had violated the Company’s Standards of Business Conduct and Ethics related to his conduct towards one of the Company’s female employees. A copy of the press release announcing the termination of Mr. Davenport, among other things, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Mr. Davenport resigned as a director of the Company effective April 26, 2006.

(c)                                  On April 21, 2006, the Board of Directors of the Company appointed Richard A. Montoni as the Company’s Chief Executive Officer and President, and David N. Walker as the Company’s Chief Financial Officer and Treasurer. A copy of the press release announcing the appointment of Mr. Montoni and Mr. Walker, among other things, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On April 21, 2006, the Company entered into an Executive Employment, Non-Compete and Confidentiality Agreement (the “Employment Agreement”) with Richard A. Montoni in connection with his appointment as the Chief Executive Officer and President of the Company, effective April 24, 2006 (the “Effective Date”). The Employment Agreement has a four year term (the “Term”), provided that it may be terminated (i) upon the mutual written consent of the parties, (ii) in the event of Mr. Montoni’s death or inability to perform his duties for a continuous period of 120 days or more or (iii) by the Company for Cause, as defined in the MAXIMUS, Inc. Income Continuity Plan (the “Continuity Plan”).

Pursuant to the Employment Agreement, Mr. Montoni will receive an annual salary of $600,000 (the “Base Salary”), 112,500 restricted stock units (the “Units”) pursuant to the terms of the Company’s 1997 Equity Incentive Plan and health, disability and life insurance and other benefits and expense reimbursements consistent with the Company’s past practices for similarly situated executives. The Units vest in three annual installments on March 31, 2007, March 31, 2008 and March 31, 2009 and provide for accelerated vesting in the event of a Change of Control (as defined in the Continuity Plan). Mr. Montoni will also receive a cash payment of $300,000 (the “Signing Bonus”) upon signing the Employment Agreement, but he has agreed to repay the Signing Bonus if his employment is terminated before the earliest of (i) the one-year anniversary of the Effective Date, (ii) a Change of Control (as defined in the Continuity Plan) or (iii) his death or disability.

Pursuant to the Employment Agreement, Mr. Montoni is eligible to receive an annual cash bonus under the Company’s annual bonus program based on his performance and the performance of the Company. Mr. Montoni’s targeted bonus is set at 70% of his base salary, provided that

Mr. Montoni’s bonus for fiscal year 2006 will be $600,000 (the “2006 Bonus”). Mr. Montoni is permitted to draw against his 2006 Bonus in the amount of $25,000 per month, but he has agreed to repay such amounts if his employment is terminated before the earliest of (i) September 30, 2006, (ii) a Change of Control (as defined in the Continuity Plan) or (iii) his death or disability.

Mr. Montoni will become a participant in the Continuity Plan and be entitled to participate in stock option or similar plans that currently exist, or that may be established, by the Company from time to time, provided that the Company agrees to adjust any vested or unvested equity awards in the event the Company declares an “extraordinary dividend,” as defined in the Employment Agreement.

If Mr. Montoni’s employment is terminated in connection with a Change of Control (as defined in the Continuity Plan), he will be entitled to receive payments and benefits under the Continuity Plan only. If Mr. Montoni’s employment is terminated without Cause (as defined in the Continuity Plan), or Mr. Montoni terminates his employment for Good Reason (as defined in the Continuity Plan), prior to the expiration of the Term, Mr. Montoni will be entitled to receive the greater of (i) Base Salary and all benefits described above for the remainder of the Term, including the vesting of Units and stock options or (ii) the severance benefits specified in the severance guidelines adopted by the Company’s compensation committee on March 21, 2006.

The Employment Agreement subjects Mr. Montoni to confidentiality obligations, and contains certain customary non-compete restrictions on his present and future employment for a period of one year after his termination. The Company has also agreed to treat Mr. Montoni as remaining in employment with the Company continuously during the period beginning March 18, 2002 through the Effective Date, to the extent permitted by applicable law.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the actual terms of the Employment Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

(d)                                 On April 21, 2006, the Board of Directors of the Company appointed Richard Montoni to the Company’s Board of Directors as a director in Class III.

A copy of the press release announcing his appointment, among other things, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit No.	Description

10.1	Executive Employment, Non-Compete and Confidentiality Agreement between Richard A. Montoni and MAXIMUS, Inc.

99.1	Press Release dated April 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIMUS, INC.

Dated: April 26, 2006	By:	/s/ David R. Francis
	Name:	David R. Francis
	Title:	General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Executive Employment, Non-Compete and Confidentiality Agreement between Richard A. Montoni and MAXIMUS, Inc.

99.1	Press Release dated April 24, 2006.